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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 16, 2007

                      INTEGRATED HEALTHCARE HOLDINGS, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           NEVADA                       0-23511                  87-0573331
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

1301 NORTH TUSTIN AVENUE, SANTA ANA, CALIFORNIA                    92705
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       Registrant's telephone number, including area code: (714) 953-3503
      --------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.

      On November 16, 2007, Integrated Healthcare Holdings, Inc. (IHHI), an operator of four hospitals in Orange County, California, announced its earnings for the quarter ended September 30, 2007.

 A copy of this release is furnished as Exhibit 99.1 to this report.

      The information in this Current Report on Form 8-K is being is provided under Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

    99.1            Press Release: Integrated Healthcare Holdings, Inc.
                    announces second quarter earnings


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2007

                                         INTEGRATED HEALTHCARE HOLDINGS, INC.


                                         By: /s/ Steven R. Blake
                                             --------------------------------
                                             Steven R. Blake
                                             Chief Financial Officer


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